SUBLEASE AGREEMENT

                      The parties agree as follows:

       Date of this
          Sublease:   August ______ 1997

    Parties to this   Overtenant:           Merchants T & F, Inc.
          Sublease:   Address for notices:  445 Fifth Avenue, New York, N.Y.
                                            10016

                      You, the Undertenant: Ciro International, Inc.
                      Address for notices:  445 Fifth Avenue, New York, N.Y.
                                            10016

                      If there are more than one Overtenant or Undertenant, the words "Overtenant" and "Undertenant" used in this Sublease includes them.

   Information from   Landlord:             Murray Wilson
        Over-Lease:   Address for notices:  445 Fifth Avenue, New York, N.Y.
                                            10016

                      Overtenant:           Merchants T & F, Inc.
                      Address for notices:  445 Fifth Avenue, New York, N.Y.
                                            10016
                      Date of Over-Lease:   January 1, 1992

                      Term: 10 Years from: January 1, 1992 to: December 31, 2001

              Term:   1.   Monthly          Beginning: August 1, 1997
                            ending:           19

   Premises rented:   2.   445 Fifth Avenue, New York, N.Y. 10016


   Use of premises:   3.   The premises may be used for commercial uses,  within
                           the parameters of the Undertenant's business plan only.

              Rent:   4.   The rent is $ 2,000 per month.  You, the Undertenant,
                           will  pay  this  rent to the  Overtenant  in  monthly
                           payments  of $ 2,000.   Payments  shall  be  paid  in
                           advance on the first day of each month during the Term. This Lease may be terminated upon the receipt of Ninety days notice by the Overtenant.

          Security:   5.   The security for the  Undertenant's  performance is $
                           XXXXXXXXXXX. Overtenant states that Overtenant has received it. Overtenant shall hold the security in accordance with Paragraph _____ of the Over-Lease.

 Agreement to lease   6.   Overtenant   sublets  the   premises   to  you,   the
      and pay rent:        Undertenant,  for the Term. Overtenant states that it
                           has the authority to do so. You, the Undertenant, agree to pay the Rent and other charges as required in the Sublease. You, the Undertenant, agree to do everything required of you in the Sublease.

           Notices:   7.   All  notices  in  the  Sublease   shall  be  sent  by
                           certified mail, "return receipt requested".

        Subject to:   8.   The Sublease is subject to the Over-Lease. It is also
                           subject to any agreement to which the Over-Lease is subject. You, the Undertenant, state that you have read and initialed the Over-Lease and will not violate it in any way.

Overtenant's duties:  9.   The Over-Lease  describes the Landlord's  duties. The
                           Overtenant is not obligated to perform the Landlord's
                           duties.  If the Landlord  fails to perform,  you, the
                           Undertenant,  must send the Overtenant a notice. Upon
                           receipt  of the  notice,  the  Overtenant  shall then
                           promptly  notify the  Landlord  and  demand  that the
                           Over-Lease  agreements be carried out. The Overtenant
                           shall   continue  the  demands   until  the  Landlord
                           performs.

           Consent:  10.   If  the   Landlord's   consent  to  the  Sublease  is
                           required,  this consent must be received within _____
                           days  from  the  date  of  this   Sublease.   If  the
                           Landlord's consent is not received within this time, the Sublease will be void. In such event all parties are automatically released and all payments shall be refunded to you, the Undertenant.

       Adopting the  11.   The  provisions  of the  Over-Lease  are part of this
     Over-Lease and        Sublease.   All  the  provisions  of  the  Over-Lease
        exceptions:        applying to the  Overtenant  are binding on you,  the
                           Undertenant, except these:

                               a) These numbered paragraphs of the Over-Lease
                                  shall not apply:

      No authority:  12.   You, the Undertenant, have no authority to contact or
                           make any agreement with the Landlord about the premises or the Over-Lease. You the Undertenant, may not pay rent or other charges to the Landlord, but only to the Overtenant.

        Successors:  13.   Unless otherwise  stated,  the Sublease is binding on
                           all  parties  who  lawfully  succeed to the rights or
                           take  the  place  of  the   Overtenant  or  you,  the
                           Undertenant. Examples are an assign, heir, or a legal representative such as an executor of your will or administrator of your estate.

           Changes:  14.   This  sublease can be changed only by an agreement in
                           writing signed by the parties to the Sublease.

        Signatures:                                OVERTENANT
                                                      /s/ [illegible]
                                                   ----------------------------

                                                   ----------------------------

                      Witness:                     You, the UNDERTENANT

                                                   ----------------------------
                      /s/ Laszlo Schwartz               /s/ [illegible]
                      --------------------------   ----------------------------

                GUARANTY OF PAYMENT WHICH IS PART OF THE SUBLEASE

  Date of Guaranty:              19

          Guarantor
       and address:

         Reason for   1.   I  know  that  the  Overtenant  would  not  rent  the
          Guaranty:        premises to the Undertenant unless I guarantee Under-
                           tenant's performance. I have also requested the Overtenant to enter into the Sublease with the Undertenant. I have a substantial interest in making sure that the Overtenant rents the premises to the Undertenant.


          Guaranty:   2.   The  following  is my  Guaranty:  I guaranty the full
                           performance of the Sublease by the Undertenant.  This
                           Guaranty is absolute and without any condition. It includes, but is not limited to, the payment of rent and other money charges.

                      In addition, I agree to these other terms:

         Changes in   3.   This  Guaranty  will not be affected by any change in
      Sublease have        the Sublease,  whatsoever.  This includes, but is not
         no effect:        limited to, any extention  of time or  renewals.  The
                           Guaranty will be binding even if I am not a party to these changes.

  Waiver of notice:   4.   I do not have to be  informed  about any  failure  of
                           performance by Undertenant. I waive notice of non-payment or nonperformance.

       Performance:   5.   If  the  Undertenant   fails  to  perform  under  the
                           Sublease, the Overtenant may require me to perform without first demanding that the Undertenant perform.

Waiver of jury trial: 6.   I give up my  right  to  trial  by jury in any  claim
                           related to the Sublease or this Guaranty.

           Changes:   7.   This  Guaranty  of  payment  and  performance  can be
                           changed only by written agreement signed by all parties to the Sublease and Guaranty.


        Signatures:
                                                   GUARANTOR:
                      WITNESS:

                                                   ----------------------------
                      /s/ Laszlo Schwartz              /s/ [illegible]
                      --------------------------   ----------------------------


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       EPA and HUD Lead Paint Regulations, Effective September 6, 1996(1)

Landlords must disclose known lead-based paint and lead-based paint hazards of pre-1978 housing to tenants(2) Use the following BLUMBERG LAW PRODUCTS (800 LAW
MART) to comply:

   3140 Lead Paint Information Booklet   3141 Lead Paint Lease Disclosure Form

     (1)  December 6, 1996 for owners of 1 to 4 residential dwellings.

     (2)  Leases  for  less  than  100  days,   0-bedroom  units,   elderly  and
          handicapped housing (unless children live there) and housing found to be lead-free by a certified inspector are excluded.

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